                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              SPARTON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              SPARTON CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Sparton Corporation will be held at the offices of the Company's subsidiary, Sparton Electronics Florida, Inc., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130, on Wednesday, October 22, 2003, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

          (1) To elect three directors each for a term of three years as set forth in the Proxy Statement.

          (2) To transact such other business as may properly come before the meeting or at any adjournments thereof.

     Only holders of Common Stock of record at the close of business on September 12, 2003, are entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          -S- Joseph S. Lerczak

                                          JOSEPH S. LERCZAK,
                                          Secretary

Jackson, Michigan
September 26, 2003

                                   IMPORTANT

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO SIGN AND DATE THE PROXY ENCLOSED AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. This will assure your representation and a quorum for the transaction of business at the meeting. If you do attend the meeting in person, the Proxy will not be used if you so request by revoking it as described in the Proxy Statement.

                               TABLE OF CONTENTS


SOLICITATION................................................     1
OUTSTANDING STOCK AND VOTING RIGHTS.........................     1
  Principal Shareholders....................................     2
  Security Ownership of Management..........................     3
ELECTION OF DIRECTORS.......................................     5
Board Recommendations.......................................     5
Corporate Governance........................................     8
Audit Committee Report......................................     8
Relationship with Independent Auditors......................     9
COMPENSATION OF EXECUTIVE OFFICERS..........................     9
Compensation Committee Report...............................    10
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................    10
EXECUTIVE COMPENSATION......................................    11
  Summary Compensation Table................................    11
  Option Grants in Last Fiscal Year.........................    12
  Option/SAR Exercises and Holdings.........................    12
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
  FISCAL YEAR-END OPTION/SAR VALUES.........................    13
Retirement Programs.........................................    13
Section 16(a) Beneficial Ownership Reporting Compliance.....    14
Performance Graph...........................................    15
CERTAIN RELATIONSHIPS AND TRANSACTIONS......................    15
INDEPENDENT AUDITORS........................................    16
SHAREHOLDER PROPOSALS - 2004 ANNUAL MEETING.................    16
APPENDIX A..................................................   A-1

                              SPARTON CORPORATION
                            2400 East Ganson Street
                            Jackson, Michigan 49202

                                PROXY STATEMENT

     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 22, 2003

                                  SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SPARTON CORPORATION, an Ohio corporation (the "Company"), of proxies for use at the 2003 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the offices of the Company's subsidiary, Sparton Electronics Florida, Inc., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130, on October 22, 2003, at 10 a.m., Eastern Daylight Time, and at any and all adjournments thereof. The cost of solicitation will be paid by the Company. In addition, officers and employees of the Company and its subsidiaries may solicit proxies personally, by telephone, facsimile or other means, without additional compensation. This Proxy Statement and the form of Proxy are being mailed to shareholders on or about September 26, 2003.

     At the meeting, the Company's shareholders will act upon the election of three directors, each to serve for a three year term until the annual meeting held in the year 2006 or until their successors are elected and qualified, as described in more detail in this Proxy Statement.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     In accordance with the Code of Regulations of the Company, the Board of Directors has fixed the close of business on September 12, 2003, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record on that date will be entitled to vote. As of September 12, 2003, the record date for the Annual Meeting, the Company had outstanding 7,943,671 shares of Common Stock, each entitled to one vote at the Annual Meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Company.

PRINCIPAL SHAREHOLDERS:

     As of August 29, 2003, the persons named in the following table were known by management to be the beneficial owners of more than 5% of the Company's outstanding Common Stock:

                                        AMOUNT AND
                                          NATURE
          NAME AND ADDRESS             OF BENEFICIAL                   PERCENT
         OF BENEFICIAL OWNER             OWNERSHIP                     OF CLASS
         -------------------           -------------                   --------
John J. Smith Trust                        971,355(1)                   12.2%(1)
Bradley O. Smith
  6043 N. Gatehouse, SE
  Grand Rapids, Michigan 49546           1,128,206(2)                   14.2 (2)
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, llth Fl.
  Santa Monica, California 90401           554,085(3)                    7.0 (3)
Lawndale Capital Management, Inc.
  One Samsome Street, Suite 3900
  San Francisco, California 94111          549,440(4)                    6.9 (4)
Judith A. Sare
  4302 Channel Drive
  Akron, Ohio 44319                        473,566(5)                    6.0 (5)
Donald Smith & Co., Inc.
  East 80 Route 4 Suite 360
  Paramus, New Jersey 07652                401,835(6)                    5.1 (6)

---------------

(1) Bradley O. Smith is a co-trustee and a beneficiary of the John J. Smith Trust and shares voting and investment power over the shares held by the trust.

(2) Includes 538,479 shares owned individually by Mr. Bradley O. Smith, 197,549 shares owned by Mr. Smith jointly with his wife, Sharon A. Smith, and 106,976 shares owned by the Lawson K. Smith Trust for which Mr. Smith serves as the trustee with sole voting and investment power over such shares. Also includes 273,134 shares held by the Lawson and Margaret Smith Irrevocable Trust, of which Mr. Smith is a beneficiary, and has sole voting and investment power and 11,644 shares owned by Mr. Smith's wife, Sharon A. Smith. Also includes 424 shares which are held in the Company's 401(k) plan. Does not include the 971,355 shares owned by the John J. Smith Trust, discussed above, the voting and investment powers for which are shared by Mr. Smith as a co-trustee.

(3) Shares presented are according to information included in the Form 13G Report filed as of February 11, 2003, by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, adjusted to reflect the 5% common stock dividend distributed on February 18, 2003. Dimensional is deemed to have beneficial ownership of 554,085 shares of Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, to all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional possesses sole voting and investment power over all such shares. Dimensional disclaims beneficial ownership of all such shares. The 7.0% of class is based on Dimensional's reporting of shares held at February 11, 2003, adjusted to reflect the 5% dividend, and shares outstanding as of August 29, 2003.

(4) According to information in the Form 13G Report filed as of March 6, 2003, by Lawndale Capital Management, LLC ("Lawndale"), a registered investment advisor, Lawndale is deemed to have beneficial ownership of 549,440 shares of common stock. The 6.9% of class is based on Lawndale's reporting of shares held at February 27, 2003, and shares outstanding as of August 29, 2003.

(5) According to information in the Form 13G Report filed as of March 6, 2003, by Judith A. Sare, and subsequent information the Company became aware of, Mrs. Sare is deemed to have beneficial ownership of 473,566 shares of common stock. This includes 413,788 shares owned individually by Mrs. Sare and 56,313 shares owned by Mrs. Sare jointly with her husband Paul W. Sare. It also includes 3,465 shares owned by Mrs. Sare's husband Paul W. Sare. Judith
    A. Sare is the sister of Bradley O. Smith.

(6) Shares presented are according to information in the Form 13G Report filed as of January 23, 2003, by Donald Smith & Co., Inc., a registered investment advisor, adjusted to reflect the 5% common stock dividend distributed on February 18, 2003. Donald Smith & Co. is deemed to have beneficial ownership of 401,835 shares of Common Stock. The 5.1% of class is based on Donald Smith & Co.'s reporting of shares held at January 23, 2003, adjusted to reflect the 5% dividend, and shares outstanding as of August 29, 2003. Donald Smith & Co., Inc. is no relation to Mr. Bradley O. Smith or Mrs. Judith A. Sare.

SECURITY OWNERSHIP OF MANAGEMENT:

     As of August 29, 2003, the following table shows the shares of the Company's Common Stock beneficially owned (except as noted) by the Named Executives identified in the Compensation Table shown later in this Proxy Statement and all officers and directors of the Company as a group:

                                            AMOUNT AND NATURE OF     PERCENT OF
         NAME OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP      CLASS(7)
         ------------------------           ---------------------    ----------
David W. Hockenbrocht                              434,658(1)            5.4%
Douglas E. Johnson                                  19,944(2)              *
Richard L. Langley                                  45,745(3)              *
Michael D. Sobolewski                                3,146(4)              *
Charles A. Stranko                                   6,835(5)              *
All Officers and Directors                       2,668,313(6)           33.0%

---------------

* denotes a percentage of less than 1%.

(1) Includes 39,375 shares, which Mr. Hockenbrocht has the right to acquire pursuant to options exercisable within 60 days. The amount also includes 335,055 shares held by one of the Company's retirement plans, as to which Mr. Hockenbrocht holds voting and investment power in his capacity as Chief Executive Officer of the Company. Although Mr. Hockenbrocht is a participant in the plan, he disclaims beneficial ownership of the shares held by the plan. Finally, 1,306 shares are included which are held in his name by the Company's 401(k) plan.

(2) Includes 13,781 shares, which Mr. Johnson has the right to acquire pursuant to options exercisable within 60 days. Also includes 913 shares, which are held in the Company's 401(k) plan.

(3) Includes 29,532 shares, which Mr. Langley has the right to acquire pursuant to options exercisable within 60 days. Also includes 779 shares, which are held in the Company's 401(k) plan.

(4) Includes 2,625 shares, which Mr. Sobolewski has the right to acquire pursuant to options exercisable within 60 days. Also includes 521 shares, which are held in the Company's 401(k) plan.

(5) Includes 6,234 shares, which Mr. Stranko has the right to acquire pursuant to options exercisable within 60 days. Also includes 601 shares, which are held in the Company's 401(k) plan.

(6) Includes 135,385 shares under options held by all officers and directors exercisable within 60 days and 971,355 shares held by the John J. Smith Trust of which Bradley O. Smith is co-trustee. Mr. Smith shares voting and investment power over the shares held by the trust.

(7) Calculation is based on total shares outstanding plus the shares subject to options exercisable within 60 days as described in this Proxy Statement.

     The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's equity compensation plans as of June 30, 2003.

                                                                               NUMBER OF
                                                                              SECURITIES
                                     NUMBER OF           WEIGHTED-        REMAINING AVAILABLE
                                 SECURITIES TO BE         AVERAGE         FOR FUTURE ISSUANCE
                                    ISSUED UPON      EXERCISE PRICE OF       UNDER EQUITY
                                    EXERCISE OF         OUTSTANDING       COMPENSATION PLANS
                                    OUTSTANDING          OPTIONS,        (EXCLUDING SECURITIES
                                 OPTIONS, WARRANTS       WARRANTS            REFLECTED IN
PLAN CATEGORY                       AND RIGHTS          AND RIGHTS            COLUMN (a))
-------------                    -----------------   -----------------   ---------------------
                                        (a)                 (b)                   (c)
Equity compensation plans
  approved by security holders        544,938              $6.34                211,312
Equity compensation plans not
  approved by security holders             --                 --                     --

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation with the Chairman or Secretary of the Company, at or before the Annual Meeting, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman or Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person with adequate notification (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Unless revoked, the shares represented by the enclosed Proxy will be voted at the meeting in accordance with any specification made thereon, if the Proxy is returned properly executed and delivered in time for voting. Unless otherwise specified, the Proxy will be voted "FOR" the election of the three director nominees.

     Management does not intend to present, and does not know of anyone who intends to present, any matters at the meeting to be acted upon by the shareholders not referred to in the Notice and this Proxy Statement. If any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

     The shareholders of the Company have cumulative voting rights in the election of directors at the Annual Meeting if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the Annual Meeting that the shareholder desires that the voting at such election shall be cumulative. An announcement of the giving of such notice shall be made upon the convening of the Annual Meeting by the Chairman or Secretary.

     If voting for the election of directors at the Annual Meeting is cumulative, each shareholder will have the right to cast that number of votes which equals the number of shares owned by the shareholder multiplied by the number of directors to be elected, and the shareholder may cast all such votes for one candidate or distribute such votes among any number of candidates as the shareholder elects. The actual number of shares required for election of a candidate will vary depending upon the total number of shares voted. However, shareholders owning 1,985,918 shares, or approximately 25% of the Company's outstanding shares, could elect at least one director to the class of three directors to be elected at the 2003 Annual Meeting if there are four nominees.

                             ELECTION OF DIRECTORS

     The following directors, whose terms of office expire at the Annual Meeting, Messrs. James N. DeBoer, David W. Hockenbrocht, and James D. Fast are nominees for election to a three (3) year term expiring in 2006. The following portion of this Proxy Statement contains additional information about these nominees.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the three individuals who receive the greatest number of votes cast by the holders of Common Stock will be elected as directors. Shares not voted at the Annual Meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

     It is believed that all three nominees are, and will be at the time of the Annual Meeting, available for election; and, if elected, will serve. However, in the event one or more of them is or should become unavailable, or should decline to serve, it is intended that the proxies will be voted for the balance of the nominees and for such substitute nominee or nominees as the proxy holders may in their discretion select.

BOARD RECOMMENDATIONS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE THREE NOMINEES, MESSRS. JAMES N. DEBOER, DAVID W. HOCKENBROCHT, AND JAMES D. FAST. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote FOR the election of the three nominees.

     In the following table, the column "Amount and Nature of Beneficial Ownership" relates to common shares of the Company beneficially owned by the directors and nominees as of August 29, 2003, and is based upon information furnished by them.

                                                                        HAS
                                                                       SERVED     AMOUNT AND
                                                                        AS A        NATURE
                                                                      DIRECTOR   OF BENEFICIAL   PERCENT OF
         NAME           AGE           PRINCIPAL OCCUPATION             SINCE     OWNERSHIP (1)   CLASS (1)
         ----           ---   -------------------------------------   --------   -------------   ----------
                       NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 2006

James N. DeBoer........ 78    Partner, law firm of Varnum,              1971           4,588           *
                              Riddering, Schmidt & Howlett, LLP,
                              Grand Rapids, Michigan.
David W.                      Chief Executive Officer since October     1978         434,658(2)      5.4%
  Hockenbrocht......... 68    2000 and President of Sparton
                              Corporation, Jackson, Michigan since
                              1978.
James D. Fast.......... 55    Chief Executive Officer and President     2001           1,260           *
                              of Ionia County National Bank, Ionia,
                              Michigan.

                                                                        HAS
                                                                       SERVED     AMOUNT AND
                                                                        AS A        NATURE
                                                                      DIRECTOR   OF BENEFICIAL   PERCENT OF
         NAME           AGE           PRINCIPAL OCCUPATION             SINCE     OWNERSHIP (1)   CLASS (1)
         ----           ---   -------------------------------------   --------   -------------   ----------
                                   DIRECTORS WHOSE TERMS EXPIRE IN 2004

David P. Molfenter..... 58    Retired since August 2000, formerly       2000           1,050           *
                              Vice President Command, Control,
                              Communication and Information Systems
                              Segment, Raytheon Systems Company, a
                              high technology company specializing
                              in defense electronics, Fort Wayne,
                              Indiana; December 1997-August 2000.
                              Vice President and General Manager
                              Hughes Aircraft, a defense
                              electronics contractor, December
                              1995-December 1997.

W. Peter Slusser....... 74    President, Slusser Associates, Inc.,      1997           1,050           *
                              Investment Banking, New York, New
                              York.

Bradley O. Smith....... 58    Chairman of the Board, Sparton            1998       1,128,206(3)     14.2%
                              Corporation, Jackson, Michigan since
                              October 2000. Private Investor since
                              May 1998. For the preceding 24 years,
                              owner and President of Tracy
                              Products, Inc., an automotive metal
                              stamping company, Ionia, Michigan.

                                   DIRECTORS WHOSE TERMS EXPIRE IN 2005

Richard J. Johns,             Distinguished Service Professor,          2002              --           *
  M.D. ................ 78    Professor of Biomedical Engineering,
                              Professor of Medicine, Johns Hopkins
                              University School of Medicine since
                              1991. Dr. Johns is also a Physician
                              on staff at Johns Hopkins Hospital.

Richard L. Langley..... 58    Chief Financial Officer, Vice             2001          45,745(4)        *
                              President and Treasurer of Sparton
                              Corporation, Jackson, Michigan.

William I. Noecker..... 54    Chairman of Brasco International          1999              --           *
                              Inc., an aluminum fabricator,
                              Detroit, Michigan since 1993.

---------------

* denotes a percentage of less than 1%.

(1) Unless otherwise indicated by footnote, each director or nominee has sole voting power and owns the shares directly, or shares voting and investment power with his spouse or other family members under joint ownership.

(2) Reference is made to note (1) under the heading "Security Ownership of Management" on page 3.

(3) Reference is made to note (2) under the heading "Principal Shareholders" on page 2.

(4) Reference is made to note (3) under the heading "Security Ownership of Management" on page 3.

     Except as noted, the principal occupations referred to have been held by the foregoing nominees and directors for at least five years.

     Mr. W. Peter Slusser is a director of Ampex Corporation, a manufacturer of high performance Digital Storage equipment.

     Mr. James Fast is a director of ICNB Financial Corporation. ICNB Financial Corporation is the holding corporation for Ionia County National Bank.

     The Board of Directors, which had six (6) meetings during the past year, has standing Audit, Compensation, Executive and Nominating Committees.

     The Audit Committee met six (6) times last year and consisted of Messrs. William I. Noecker, James D. Fast, and David P. Molfenter. This committee operates under a written charter and oversees auditing, financial reporting and internal control matters. It also recommends the firm that Sparton should retain as its independent auditors. The Committee consults with the independent auditors and reviews their audit and other work. The Committee also consults with the Chairman of the Board, President, and Vice President-Treasurer and oversees those individuals who review Sparton's internal controls and compliance with policies. The members of the Audit Committee are independent, as defined under the New York Stock Exchange listing standards. The independent auditors have access to the Committee without any other members of management being present. The Audit Committee met with management and the independent accountants before the announcement of earnings each quarter. The Committee also reviewed annual results and the Audit Committee report before filing. The functions and qualifications for membership are set forth in its charter, a copy of which was filed with the fiscal 2001 Proxy Statement.

     The Compensation Committee, which held four (4) meetings last year and consisted of Messrs. James N. DeBoer, David W. Hockenbrocht, David P. Molfenter, and W. Peter Slusser, monitors the remuneration, including stock options, for the Company's executive officers. Mr. Hockenbrocht is a non-voting member of the Committee.

     The Executive Committee, which consisted of Messrs. James N. DeBoer, David
W. Hockenbrocht, and Bradley O. Smith, did not meet last year.

     The Nominating Committee, which consisted of Messrs. David W. Hockenbrocht, David P. Molfenter, and Bradley O. Smith, held two (2) meetings last year. The Nominating Committee reviews the makeup of the existing board of directors and the tenure of its members consistent with appropriate principles of corporate governance and applicable regulations. The Committee also considers and recommends candidates for election to the board consistent with the needs of the Company, regulatory requirements, and the qualifications of the candidates. The Committee is implementing a formal process for consideration of candidates.

     All directors attended at least 75% of the meetings of the Board and committees on which they serve.

     Non-employee directors received an annual base retainer of $7,200. Non-employee directors also received $600 for each regularly scheduled Board Meeting, $350 for each committee meeting attended the same day as a regularly scheduled Board Meeting, and $500 for each special Board Meeting. Directors who are employees of the Company are to be paid $500 for each Board Meeting attended. In addition, non-employee directors Messrs. James N. DeBoer, James D. Fast, David P. Molfenter, William I. Noecker, and W. Peter Slusser were awarded stock options for 1,000 shares in fiscal 2003. Richard J. Johns, M.D. was awarded stock options for 3,100 shares in fiscal 2003.

     In addition to his directors' fees, Mr. Bradley O. Smith is compensated for services rendered as Chairman of the Board of Directors. Such compensation totaled $162,402 for fiscal 2003. Mr. Smith was also awarded stock options for 9,500 shares during the fiscal year ended June 30, 2003, 7,500 of which were subsequently adjusted to 7,875 as a result of the 5% stock dividend distributed on February 18, 2003.

     In addition to his directors' fees, Richard J. Johns, M.D. received a total of $4,300 for services plus related expenses as a consultant to the Company. Mr. Johns is a consultant to the

Company on medical issues related to the regulated medical industry that the Company serves. These services are performed and compensated on an as used basis.

CORPORATE GOVERNANCE

     The Sarbanes-Oxley Act of 2002 was enacted on July 30, 2002. The statute addresses, among other issues, corporate governance, auditing and accounting, executive compensation, and enhanced and timely disclosure of corporate information. The New York Stock Exchange has proposed corporate governance rules, subsequently amended, that were submitted to the Securities and Exchange Commission for review and approval. These proposed rules specifically address director independence and corporate accountability. The proposed changes are intended to allow stockholders to more easily and efficiently monitor the performance of companies and directors.

     Sparton's Board of Directors is developing a series of changes to address the requirements. A revised charter for the Audit Committee was filed with the Fiscal 2001 Proxy Statement. The Audit Committee has adopted a policy for pre-approving all services, audit and non-audit, performed by the Independent Auditors. This policy is attached as Appendix A. In addition, the Board of Directors is currently developing charters for the Compensation, Executive, and Nominating Committees. These charters will address issues such as independence of the committee members, committee organization and powers, member qualifications, duties and responsibilities, and Corporate Governance. The Company is formally defining its Corporate Governance policies and practices and their place within the Board's committee structure.

Code of Ethics

     "The Sparton Way" governs the actions and working relationships of Sparton employees, officers and directors. The Sparton Way endorses the highest level of ethical standards, along with addressing other issues such as corporate opportunities, confidentiality, and the protection and proper use of corporate assets. The Company is currently in the process of reviewing and updating its long standing Code of Ethics in light of current regulatory requirements.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed Sparton's audited financial statements for the fiscal year ended June 30, 2003, with management and with Sparton's independent auditors, BDO Seidman, LLP. Management is responsible for Sparton's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of Sparton's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon.

     The Audit Committee has discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit. The Audit Committee has received the written disclosures from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), discussed with BDO Seidman, LLP their independence, and considered the compatibility of non-audit services provided by BDO Seidman, LLP with their independence.

     Based on the review and discussion described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2003, be included in Sparton's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission.

                                          William I. Noecker, Chairman
                                          James D. Fast
                                          David P. Molfenter

RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Audit Committee recommends, and the Board of Directors selects, independent public auditors for Sparton. In addition to performing the audit of the Company's consolidated financial statements, BDO Seidman, LLP provided various other services during 2003. The Audit Committee has considered the provision of all non-audit services performed by BDO Seidman, LLP with respect to maintaining auditor independence. The Audit Committee reviewed and pre-approved all professional services requested of, and performed by, BDO Seidman, LLP. The Pre-Approval Policy for audit and non-audit services is attached as Appendix A. The aggregate fees billed for fiscal 2003 and 2002 for each of the following categories of services are set forth below:

  FISCAL 2003

          Audit Fees -- The aggregate fees of BDO Seidman, LLP and Ernst and Young, LLP for professional services rendered for the audit of Sparton's annual financial statements for the fiscal year ended June 30, 2003, and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $208,000.

          Audit-related Fees -- The aggregate audit-related fees of BDO Seidman, LLP and Ernst & Young, LLP for professional services rendered, primarily for the audit of the Company's employee benefit plans, for the fiscal year ended June 30, 2003, were $48,000.

          Tax Fees -- The aggregate fees of BDO Seidman, LLP and Ernst & Young, LLP for tax services, preparation and review, rendered for the fiscal year ended June 30, 2003, were $32,000.

          All Other Fees -- There were no fees for other services billed by BDO Seidman, LLP or Ernst & Young, LLP for the fiscal year ended June 30, 2003, and there were no Financial Information Systems Design and Implementation services provided.

  FISCAL 2002

          Audit Fees -- The aggregate fees of Ernst and Young, LLP for professional services rendered for the audit of Sparton's annual financial statements for the fiscal year ended June 30, 2002, and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year were $250,000.

          Audit-related Fees -- The aggregate audit-related fees of Ernst & Young, LLP for professional services rendered, primarily for the audit of the Company's employee benefit plans, for the fiscal year ended June 30, 2002, were $22,000.

          Tax Fees -- The aggregate fees of Ernst & Young, LLP for tax services, preparation and review, rendered for the fiscal year ended June 30, 2002, were $57,000.

          All Other Fees -- Fees for additional services billed by Ernst & Young, LLP for the fiscal year ended June 30, 2002, primarily related to Canadian Stock Subscription issues, were $28,000. There were no Financial Information Systems Design and Implementation services provided.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following tables provide certain data and information on the compensation of the Company's Chief Executive Officer and its four most highly compensated executive officers (other than the CEO) whose annual salary and bonus exceeded $100,000 (collectively referred to as the "Named Executives"). This report addresses the Company's compensation policies and programs for the fiscal year ended June 30, 2003, the details of which are reflected in the tables set forth in the following pages of this Proxy Statement. The Company's and the Board's policies and practices pertaining to the compensation of executive officers and management have been in effect for a number of years.

COMPENSATION COMMITTEE REPORT

     Decisions on the compensation of the Company's executive officers are monitored by the Board's Compensation Committee. This Committee is composed of three non-employee directors; Messrs. James N. DeBoer, David P. Molfenter and W. Peter Slusser. In addition, Mr. David W. Hockenbrocht, Chief Executive Officer and President, consults as a non-voting member.

     The Company has long-established policies and practices intended to compensate its salaried employees in a manner that will enable the Company to attract, retain and motivate them to accomplish corporate goals and objectives. These policies and practices encourage management to remain dedicated to the maximization of shareholder value.

     The Company's compensation program encompasses several elements: cash compensation (including salary and incentive bonus), incentive stock options and defined benefit and defined contribution retirement plans. Reflective of the Company's goal of relating compensation to corporate performance, the incentive bonus compensation plan permits certain executive officers to earn additional compensation if the pre-tax earnings of their operating unit are in excess of an established goal. The performance goals for this plan are reviewed and approved annually by the Compensation Committee. In addition, at the discretion of the Committee, bonuses may be paid in addition to or in lieu of bonuses earned under the incentive bonus plan based on the Committee's evaluation of the employee's individual performance, level of responsibility and experience. During the past fiscal year, discretionary bonuses, as well as bonuses under the incentive bonus compensation plan, were paid.

     The Committee members, who are non-employee directors, use the same procedures described above in setting the annual salary, bonus, and incentive stock option grants for Mr. David W. Hockenbrocht, the Company's Chief Executive Officer. These Committee members evaluate the performance of Mr. Hockenbrocht at least annually based on both the Company's financial performance and the extent to which the strategic and business goals established for the Company are met. Mr. Hockenbrocht does not have an employment agreement with the Company.

     Mr. Hockenbrocht's annual base salary for the fiscal year ended June 30, 2003, was $315,000. In addition, Mr. Hockenbrocht was awarded a bonus of $131,890. Mr. Hockenbrocht was also awarded stock options for 35,000 shares of the Company's Common Stock during the fiscal year, 25,000 of which were subsequently adjusted to 26,250 as a result of the 5% stock dividend distributed on February 18, 2003.

W. Peter Slusser, Chairman           James N. DeBoer
David W. Hockenbrocht                David P. Molfenter

     The Executive Compensation Committee Report and Performance Graph set forth herein are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. David W. Hockenbrocht, the Company's Chief Executive Officer and President, is a non-voting member of the Compensation Committee and as such participates in establishing compensation for executives of the Company. Mr. Hockenbrocht does not participate in Committee matters involving his personal compensation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table shows certain compensation information for the Named Executives for services rendered in all capacities during the fiscal years ended June 30, 2003, 2002, and 2001.

                                                                       LONG TERM
                                                                      COMPENSATION
                                                      ANNUAL          ------------
                                                   COMPENSATION        SECURITIES
                                                -------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION       FISCAL YEAR    SALARY     BONUS      OPTIONS(1)    COMPENSATION
---------------------------       -----------   --------   --------   ------------   ------------
David W. Hockenbrocht                2003       $315,000   $131,890      36,250        $35,709(2)
Chief Executive Officer              2002        300,000     65,600      47,250          8,143(3)
and President                        2001        284,767     50,000      42,000          9,565(4)

Douglas E. Johnson                   2003        163,883     58,983       7,875          4,289(5)
Chief Operating Officer and          2002        160,548     47,791      26,250          4,332(5)
Executive Vice President             2001        138,091     33,000      10,500          3,452(5)

Richard L. Langley                   2003        136,400     69,135       8,875          6,777(6)
Chief Financial Officer,             2002        131,200     39,967      21,000          6,382(7)
Vice President and Treasurer         2001        125,000     25,000      36,750          3,815(8)

Michael D. Sobolewski                2003        114,316     15,355       5,750          3,166(5)
Vice President, Engineering          2002        110,381      8,749       5,250          1,100(5)
                                     2001         99,384      3,000         -0-            991(5)

Charles A. Stranko                   2003        106,600     20,472       6,250          3,198(5)
Vice President, Corporate Sales      2002        104,982        541       2,625          2,663(5)
                                     2001        100,502        -0-       2,625          1,241(5)

---------------

(1) Option information reflects adjustments resulting from the 5% stock dividend distributed on February 18, 2003.

(2) Directors' fees of $3,000, Company contribution to defined contribution benefit plan of $5,909, and income from the exercise of stock appreciation rights on options for 32,000 shares of $26,800.

(3) Directors' fees of $2,850 plus Company contribution to defined contribution benefit plan of $5,293.

(4) Directors' fees of $2,450 plus Company contribution to defined contribution benefit plan of $7,115.

(5) Company contributions to the employee's defined contribution benefit plan.

(6) Directors' fees of $3,000 plus Company contribution to defined contribution benefit plan of $3,777.

(7) Directors' fees of $2,850 plus Company contribution to defined contribution benefit plan of $3,532.

(8) Directors' fees of $700 plus Company contribution to defined contribution benefit plan of $3,115.

                       OPTION GRANTS IN LAST FISCAL YEAR

                             INDIVIDUAL GRANTS (1)

                                                                                                      POTENTIAL
                                                                                                     REALIZABLE
                                                                                                  VALUE AT ASSUMED
                             NUMBER OF     PERCENT OF TOTAL                                        ANNUAL RATES OF
                            SECURITIES      OPTIONS/SAR'S      EXERCISE                                 STOCK
                            UNDERLYING        GRANTED TO          OR                             PRICE APPRECIATION
                           OPTIONS/SAR'S     EMPLOYEES IN     BASE PRICE                                 FOR
NAME                        GRANTED(2)      FISCAL YEAR(3)     PER SHARE    EXPIRATION DATE(4)     OPTION TERM(5)
----                       -------------   ----------------   -----------   ------------------   -------------------
                                                                                                   5%         10%
                                                                                                 -------    --------
David W. Hockenbrocht         26,250            19.49%           $8.10           8/23/07         $58,685    $129,914
                              10,000             7.43             7.93           4/25/13          49,880     126,404
Douglas E. Johnson             7,875             5.85             8.10           8/23/07          17,605      38,974
                                 -0-              -0-             7.93           4/25/13             -0-         -0-
Richard L. Langley             7,875             5.85             8.10           8/23/07          17,605      38,974
                               1,000             0.74             7.93           4/25/13           4,988      12,640
Michael D. Sobolewski          5,250             3.90             8.10           8/23/07          11,737      25,983
                                 500             0.37             7.93           4/25/13           2,494       6,320
Charles A. Stranko             5,250             3.90             8.10           8/23/07          11,737      25,983
                               1,000             0.74             7.93           4/25/13           4,988      12,640

---------------

(1) Option information has been adjusted to reflect the 5% stock dividend distributed on February 18, 2003.

(2) These options were granted under the Company's Amended and Restated Stock Incentive Plan dated October 24, 2001, and have a five or ten-year term. Options become exercisable cumulatively beginning one year after the date granted, in four equal annual installments.

(3) During the fiscal year ended on June 30, 2003, options to purchase an aggregate of 134,650 shares of Common Stock of the Company were granted to various employees and non-employee directors.

(4) Options may terminate before their expiration dates if the optionee's status as an employee is terminated, or upon the optionee's death.

(5) These columns show the increase in value that could accrue for the respective options, assuming that the market price of Sparton Common Stock appreciates from the date of grant over a 5 or 10 year period at an annualized rate of 5% and 10%, respectively. If stock prices do not increase above the exercise price at the time of exercise, realized value to the Named Executive from these options will be zero. These values do not reflect the Company's estimate of future stock appreciation.

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information, with respect to the Named Executives, concerning the exercise of stock options or stock appreciation rights ("SARs") during the year and unexercised options held at June 30, 2003. There were no SAR's held as of June 30, 2003.

                       AGGREGATED OPTION/SAR EXERCISES IN
                      LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                       NUMBER OF SECURITIES
                                                            UNDERLYING              VALUE OF UNEXERCISED IN THE
                                                        UNEXERCISED OPTIONS              MONEY OPTIONS AT
                                                       AT FISCAL YEAR-END(1)           FISCAL YEAR-END(L)(2)
                            SHARES                 -----------------------------   -----------------------------
                           ACQUIRED      VALUE
NAME                      ON EXERCISE   REALIZED   EXERCISEABLE   UNEXERCISEABLE   EXERCISEABLE   UNEXERCISEABLE
----                      -----------   --------   ------------   --------------   ------------   --------------
David W.
  Hockenbrocht(3).......       -0-      $26,800       39,376          86,124         $125,450        $188,745
Douglas E. Johnson......       -0-          -0-       13,782          30,843           38,851          67,724
Richard L. Langley......       -0-          -0-       29,532          37,093          116,959         103,733
Michael D. Sobolewski...       -0-          -0-        2,625           8,375            3,438          10,702
Charles A. Stranko......     1,250        6,325        6,236           9,202           23,372          18,258

---------------

(1) Option information is reflective of the 5% stock dividend distribution on February 18, 2003.

(2) The value of unexercised options reflects the increase in market value of the Company's Common Stock from the date of grant through June 30, 2003, when the closing price of the Company's stock was $8.70 per share. The value actually realized upon exercise by the Named Executives will depend on the value of the Company's Common Stock at the time of exercise.

(3) Mr. Hockenbrocht exercised stock option appreciation rights on 32,000 shares resulting in a cash distribution of $26,800. No shares were issued.

RETIREMENT PROGRAMS

     The Company maintains a defined benefit retirement plan for domestic employees of the Company which provides for monthly pensions following retirement. During the past year, no cash contributions were made by the Company to the plan as in the judgment of the Company's independent actuaries, the pension plan was fully funded. The plan provides a basic benefit of $2.25 per month for each year of credited service up to a maximum of $90 per month. In addition, for those participants who contributed 5% of their monthly compensation (excluding bonuses) per month, the plan provides for an additional monthly pension amount equal to 1 1/2% of the participant's final five-year average monthly compensation (excluding bonuses) times the participant's years of contributory credited service to a maximum of 30 years. Effective April 1, 2000, the Company amended its defined benefit retirement plan to determine benefits by a cash balance formula. Under the cash balance formula, each participant has a benefit equal to their cash balance account which is credited yearly with 2% of their salary, as well as the interest earned on their previous year-end cash balance. Service under the Company's prior salary-based formula was frozen as of March 31, 2000, and the benefit formula amended to calculate the monthly pension based upon the participant's final five-year average earnings as defined.

     The following table shows the estimated annual retirement benefits, payable under the prior salary-based formula, in specified remuneration and service classifications upon normal retirement at age 65 (or June 30, 2003, if the individual is currently age 65 or older). The benefits shown are not subject to any deduction for Social Security or other offset amounts. The maximum amount of annual compensation allowed to be included in determining final average compensation has been limited by Federal statute to $200,000 for 2003. This amount is subject to future adjustment by the Internal Revenue Service.

FINAL 5-YEAR AVERAGE   YEARS OF CONTRIBUTORY AND CREDITED SERVICE AT AGE 65
  ANNUAL EARNINGS      ----------------------------------------------------
 (EXCLUDES BONUSES)       5          10         15         20         25
--------------------   --------   --------   --------   --------   --------
      $ 60,000         $ 4,635    $ 9,270    $13,905    $18,540    $23,175

        80,000           6,135     12,270     18,405     24,540     30,675

       100,000           7,635     15,270     22,905     30,540     38,175

       120,000           9,135     18,270     27,405     36,540     45,675

       140,000          10,635     21,270     31,905     42,540     53,175

       160,000          12,135     24,270     36,405     48,540     60,675

       180,000          13,635     27,270     40,905     54,540     68,175

       200,000          15,135     30,270     45,405     60,540     75,675

     The following Named Executives have years of contributory credited service under the plan as of June 30, 2003, as follows:

                       YEARS OF CONTRIBUTORY
       OFFICER           CREDITED SERVICE
       -------         ---------------------
David W. Hockenbrocht          22.25
Douglas E. Johnson             11.75
Richard L. Langley             13.75
Michael D. Sobolewski             --
Charles A. Stranko                --

     In addition to benefits payable under the salary-based formula of the defined benefit plan, benefits are available under the cash balance formula. Estimated lump sum benefits equal to their cash balance account under the cash balance pension plan upon retirement at age 65 (or June 30, 2003, if the individual is currently age 65 or older) for Messrs. Hockenbrocht, Johnson, Langley, Sobolewski and Stranko are, $13,883, $61,095, $35,416, $160,974, and
$98,098 respectively, assuming each Named Executive receives no pay increase and cash balances are credited with interest at a rate of 6% per annum.

     The Company also maintains a 401(k) defined contribution plan. The Company's matching contribution is 50% of a participants' cash contribution of up to 6% of their wages. The Company's matching cash contribution is directed to be invested in Sparton Common Stock. Contributions paid on behalf of the Named Executives are detailed in the Summary Compensation Table.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership to the Securities and Exchange Commission (SEC). Officers, directors, and greater than 10% stockowners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons, during the fiscal year ended June 30, 2003, the Company believes that all filing requirements applicable to its officers and directors were complied with, except for one late Form 4 for Mr. Charles Stranko (with respect to the exercise of an option and subsequent sale) and one late Form 4 for Mr. William Noecker, reflecting a single transaction in his IRA account.

PERFORMANCE GRAPH

     The following is a line-graph presentation comparing cumulative, five-year shareholder returns, on an indexed basis, of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and the Electronics Component of the NASDAQ. The comparison assumes a $100 investment on June 30, 1998, and the reinvestment of dividends.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
              SPARTON CORPORATION, S&P INDEX AND INDUSTRY INDEXES
                          (INDEX JUNE 30, 1998 = 100)
                                    [GRAPH]

                                                         NASDAQ                   S&P 500 INDEX            SPARTON CORPORATION
                                                         ------                   -------------            -------------------
1998                                                     100.00                      100.00                      100.00
1999                                                     178.00                      121.00                       72.00
2000                                                     441.00                      128.00                       50.00
2001                                                     163.00                      108.00                       83.00
2002                                                      99.00                       87.00                      108.00
2003                                                     111.00                       86.00                      105.00

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. David W. Hockenbrocht is a member of the Board of Directors of Cybernet Systems, Inc. (Cybernet). The Company receives the Director's fee for the Board Meetings attended by Mr. Hockenbrocht. The Company owns 14% of Cybernet's outstanding common stock.

                              INDEPENDENT AUDITORS

     In June of 2002, the Board of Directors, including members of the Audit Committee, met to review, among other matters, the accounting and auditing services provided to the Company. After reviewing the subject, it was suggested that as a matter of good corporate practice, the Company solicit proposals for accounting and auditing services for the fiscal year ending June 30, 2003. In October 2002, the Company commenced soliciting proposals from a number of firms, including Ernst & Young LLP, the Company's auditors at that time.

     The Company received a letter from Ernst & Young LLP, on November 19, 2002, indicating that they resigned as the Company's independent public accountants effective on that date.

     The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended June 30, 2001, and June 30, 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 2001, and June 30, 2002, and in the subsequent interim period that ended September 30, 2002, there were no disagreements between the Company and Ernst & Young LLP on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to such matter in its reports on the financial statements of the Company.

     In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 2001, and June 30, 2002, and in the subsequent interim period that ended September 30, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

     On November 21, 2002, the Company filed on Form 8-K, Item 4 Changes in Registrant's Certifying Accountant, reporting the resignation of its certifying accountant Ernst & Young LLP. The Company's Board of Directors, upon the recommendation of the Audit Committee, engaged BDO Seidman, LLP as of December 20, 2002, as the Company's independent public accountants.

     On December 20, 2002, the Company filed on Form 8-K, Item 4 Changes in Registrant's Certifying Accountant, reporting the selection of its new certifying accountant BDO Seidman, LLP.

     Representatives of BDO Seidman, LLP, the Company's independent auditors, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS -- 2004 ANNUAL MEETING

     Shareholder proposals intended to be included in the Proxy Statement and the Proxy for the 2004 Annual Meeting of Shareholders of the Company must be received by the Company not later than May 30, 2004, at its principal executive offices, 2400 East Ganson Street, Jackson, Michigan 49202, Attention: Secretary. Shareholder proposals to be presented at the 2004 Annual Meeting which are not to be included in the Company's Proxy Statement must be received by the Company at this address no later than August 12, 2004.

                                          By Order of the Board of Directors

                                          -S- Joseph S. Lerczak

                                          JOSEPH S. LERCZAK,
                                          Secretary

Dated: September 26, 2003.

                                   APPENDIX A

                              SPARTON CORPORATION
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the independent auditors. As part of that responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by its independent auditors in order to ensure that the provision of such services does not impair the auditors' independence from the Company. Unless a type of service to be provided by the independent auditors has received general pre-approval, it will require specific pre-approval by the Audit Committee.

     For both general and specific pre-approvals of services, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the independent auditors should be precluded from performing any particular service, even if otherwise permitted by the SEC's independence rules. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

     Section 1 to this Policy describes the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services will be considered approved through the next annual review. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

II.  DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless otherwise decided, the Chairman of the Audit Committee is delegated with such pre-approval authority.

III.  AUDIT SERVICES

     The annual Audit services engagement letter, which incorporates the terms and fees related to Audit, Audit-related and All Other services, as applicable, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Company's structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditors reasonably can provide. The Audit Committee has pre-approved the Audit services listed in Section 1. Any other Audit services not listed in Section 1 must be specifically pre-approved by the Audit Committee.

IV. AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements or that are traditionally performed by the independent auditors. The Audit Committee believes that the provision of the Audit-related services does not impair the independence of the independent auditors, and has pre-approved the Audit-related services listed in
Section 1. Any other Audit-related services not listed in Section 1 must be specifically pre-approved by the Audit Committee.

V.  TAX SERVICES

     The annual Tax services engagement letter, which incorporates the terms and fees related to Tax services, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Company's structure or other matters.

     The Audit Committee believes that the independent auditors can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditors' independence. However, the Audit Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Section 1. Any Tax services not listed in Section 1 must be specifically pre-approved by the Audit Committee.

VI.  ALL OTHER SERVICES

     The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the independent auditors. The Audit Committee has pre-approved the All Other services listed in
Section 1. Any permissible Other services not listed in Section 1 must be specifically pre-approved by the Audit Committee.

     A list of the SEC's prohibited non-audit services is included in Section 2. The SEC's rules and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.  ENGAGEMENT TERMS AND FEE ARRANGEMENTS

     Engagement terms, including fee arrangements, for all services to be provided by the independent auditors will be approved annually by the Audit Committee. Any proposed changes in terms outside the pre-approved terms will require specific pre-approval by the Audit Committee.

VIII.  PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Company's Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Procedures for notification and pre-approval of services for other domestic and international offices and other departments (e.g., tax department) of the independent auditors will be coordinated through the lead domestic audit partner.

IX.  ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibilities to oversee the work of the independent auditors and to ensure the auditors' independence from the Company, such as reviewing a formal written statement from the independent auditors describing all relationships between the independent auditors and the

Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditors its methods and procedures for ensuring independence.

                                    SECTIONS

                              SPARTON CORPORATION
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

SECTION 1

     The following services do not involve prohibited services as established by the SEC.

PRE-APPROVED AUDIT SERVICES

     - Audit of consolidated financial statements

     - Quarterly reviews

     - Agreed-upon procedures report related to the financial assurance letter addressed to the Environmental Protection Agency and the New Mexico Environmental Department

     - Financial or statutory audits, and quarterly reviews, for the Company's domestic and international subsidiaries and affiliates

     - Reporting on management's report on internal controls

     - Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

     - Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events (including those related to the Company's proposed business ventures) and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
       Under the SEC's rules, some consultations may be "audit-related" services rather than "audit" services.)

PRE-APPROVED AUDIT-RELATED SERVICES

     - Internal control reviews and assistance with internal control reporting requirements

     - Audit and report on the financial statements of the following employee benefit plans:

      - Sparton Corporation Pension Plan

      - Sparton Corporation 401(k) Plan

     - Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events (including those related to the Company's proposed business ventures) and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
       Under the SEC's rules, some consultations may be "audit" services rather than "audit-related" services.)

     - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act or stock exchanges

PRE-APPROVED TAX SERVICES

     - U.S. federal, state, local and international tax compliance for the Company and its domestic and international subsidiaries and affiliates, including the Company's proposed business ventures

     - U.S. federal, state, local and international tax planning and advice for the Company and its domestic and international subsidiary and affiliates, including the Company's proposed business ventures

     Note: Tax compliance generally includes preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice include a range of services such as assistance with tax audits and appeals; tax advice related to mergers and acquisitions; tax advice and assistance regarding statutory, regulatory or administrative developments; tax advice related to employee benefit plans; and requests for rulings or technical advice from taxing authorities.

PRE-APPROVED ALL OTHER SERVICES

     - Business consulting, for other than accounting and tax related matters, with respect to the Company's proposed business ventures

SECTION 2

PROHIBITED NON-AUDIT SERVICES

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

     - Management functions

     - Human resources

     - Broker-dealer, investment advisor or investment banking services

     - Legal services

     - Expert services unrelated to the audit

September 26, 2003


Dear Shareholder,

The Annual Meeting of your Company will be held at 10:00 a.m., Eastern Daylight Time, on October 22, 2003. THE MEETING WILL BE HELD AT THE OFFICES OF THE COMPANY'S SUBSIDIARY, SPARTON ELECTRONICS FLORIDA, INC., 5612 JOHNSON LAKE ROAD, DELEON SPRINGS, FLORIDA 32130. At this meeting, we will be electing three directors for a term of three years as set forth in the Proxy Statement.

We ask your support by signing, dating and returning the attached proxy card in the postage paid envelope as soon as possible. Your vote is important, regardless of the number of shares that you own.

If your shares are held in the name of a bank or brokerage firm, only that firm can execute a proxy on your behalf. Please contact the person responsible for your account with your voting instructions.

Very truly yours,

/s/ Bradley O. Smith

Bradley O. Smith, Chairman

--------------------------------------------------------------------------------
                             DETACH PROXY CARD HERE

                                 REVOCABLE PROXY

                               SPARTON CORPORATION

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SPARTON CORPORATION

Bradley O. Smith, David W. Hockenbrocht and Joseph S. Lerczak, and each of them, are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of SPARTON CORPORATION on October 22, 2003, at 10:00 a.m., Eastern Daylight Time, and any and all adjournments thereof, and to vote thereat as designated on this Proxy, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder and as described in the Proxy Statement. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES AS DESCRIBED IN ITEM 1.

The Board of Directors recommends a vote "FOR" the election of the three named nominees.
                                                         FOR         WITHHELD
1.  Election of Directors:   James N. DeBoer           ______      ____________
                             David W. Hockenbrocht     ______      ____________
                             James D. Fast             ______      ____________

2. To transact such other business as may properly come before the meeting or at any adjournments thereof.

                          SIGNATURE (S)                   Dated:
                                       -----------------         -------------

                          SIGNATURE (S)                   Dated:
                                       -----------------         -------------

PLEASE NOTE THAT THE COMPANY'S ANNUAL MEETING WILL BE HELD AT THE OFFICES OF THE COMPANY'S SUBSIDIARY, SPARTON ELECTRONICS FLORIDA, INC., 5612 JOHNSON LAKE ROAD, DELEON SPRINGS, FLORIDA 32130.

Please sign and date this Proxy exactly as your name(s) appears herein and return in the enclosed envelope, which requires no postage. If executing on behalf of a corporation, minor, etc., sign that name and add signature and capacity of authorized signer.

                                   IMPORTANT:

 THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER
            REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.

  A SELF ADDRESSED, POSTAGE PRE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.